UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 24, 2024

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices, including zip code)

(888) 424-3646

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Arbitration Regarding Control of Glocal Board of Directors

As previously disclosed by UpHealth, Inc. (the “Company”), the Company’s wholly-owned subsidiary, UpHealth Holdings, Inc., a Delaware corporation (“UpHealth Holdings”), is party to a commercial arbitration (the “Arbitration”) regarding control of Glocal Healthcare Systems Private Limited, an Indian company with its registered office in Kolkata, West Bengal, India (“Glocal”). The Arbitration is being administered by the International Court of Arbitration of the International Chamber of Commerce (the “ICA”).

Detailed background to the Arbitration is provided in Part I, Item 3 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, as such information has been updated with the information contained the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, as filed by the Company with the SEC on April 5, 2024 and June 6, 2024, respectively. Below is a summary of the information contained in these earlier filings, along with a summary of the relief granted in the final award in the Arbitration (the “Award”), which UpHealth Holdings received from the ICA on March 18, 2024. Capitalized terms used and not defined in this Current Report on Form 8-K (this “Current Report”) have the meaning set forth in the Award.

The Arbitration commenced on November 4, 2022, when UpHealth Holdings filed a Request for Arbitration against certain of UpHealth Holdings’ counterparties to a Share Purchase Agreement, dated October 30, 2020 (the “SPA”), pursuant to which UpHealth Holdings had acquired Glocal. The SPA counterparties against whom UpHealth Holdings brought the Arbitration include Glocal, Dr. Syed Sabahat Azim (“Sabahat Azim”), Richa Sana Azim (“Richa Azim,” and together with Sabahat Azim, the “Azims”), Gautam Chowdhury (“Chowdhury”), Meleveetil Damodaran (“Damodaran”), and Kimberlite Social Infra Private Limited (“Kimberlite,” and together with Glocal, the Azims, Chowdhury and Damodaran, the “Respondents”). Sabahat Azim, Richa Azim, and Chowdhury have constituted the board of directors of Glocal (the “Glocal Board”) since UpHealth Holdings entered into the SPA. Damodaran is a current shareholder and former director of Glocal. Kimberlite is an Indian entity of which the Azims are shareholders and directors, and it is a shareholder of Glocal. UpHealth Holdings brought claims against the Respondents for breach of the SPA, violation of UpHealth Holdings’ rights under the Indian Company Act as supermajority shareholder of Glocal, and misrepresentation. UpHealth Holdings requested specific relief, damages and costs from the arbitral tribunal that was constituted to decide UpHealth Holdings’ claims (the “Tribunal”).

On March 18, 2024, the ICA formally notified the Award to the parties. The dispositive section of the Award reads substantially as follows, of which sub-paragraphs (a) through (f) constitute the Tribunal’s findings and sub-paragraphs (g) through (u) constitute the relief ordered by the Tribunal:

(a)	The Tribunal has jurisdiction over Glocal, the Azims, Chowdhury, Damodaran, and Kimberlite in the Arbitration;

(b)	The Tribunal has jurisdiction to hear and determine the disputes in the Arbitration and rejects Glocal’s, the Azims’s, and Chowdhury’s jurisdictional objections;

(c)

UpHealth Holdings holds (i) 7,503,016 equity shares in Glocal (95.29% of the total equity shares), (ii) 24,867 preference shares in Glocal (37.52% of the total preference shares), and (iii) 94.81% of the total (equity plus preference) shares in Glocal;

(d)

UpHealth Holdings has good and marketable title over its shareholding in Glocal detailed in sub-paragraph (c) above, free and clear of all encumbrances and together with all rights, title, interest and benefits appertaining thereto;

(e)	The Extraordinary General Meeting held by Glocal on September 26, 2022 was carried out contrary to the terms of the SPA;

(f)	The Azims, Chowdhury, Damodaran, and Kimberlite have breached the SPA, specifically its Clause 5.2(b), (c) and (d), as well as Clauses 10 and 12;

(g)	The Tribunal issues a permanent mandatory injunction:

1.

Directing the Respondents to take all necessary steps to (i) convene a meeting of the Glocal Board to appoint UpHealth Holdings’ designee(s) as director(s) of the Glocal Board, and (ii) at that meeting, approve and authorize the appointment of UpHealth Holdings’ designee(s) as director(s) of the Glocal Board, pursuant to Clauses 5.2.1(b)(iii) and 12 of the Original SPA (as amended);

2.

Directing Glocal, the Azims, Chowdhury, Damodaran and Kimberlite, both individually and jointly to file Form DIR-12 with the jurisdictional registrar of companies in relation to the appointment of UpHealth Holdings’ designee(s) to the Glocal Board pursuant to Clauses 5.2.1(c) and 12 of the Original SPA (as amended);

3.

Directing Glocal, the Azims, Chowdhury, Damodaran and Kimberlite, both individually and jointly, to provide UpHealth Holdings with true extracts, duly certified by the Glocal Board, of board resolutions appointing UpHealth Holdings’ designee(s) to the Glocal Board, following such appointment Clauses 5.2.1(d) and 12 of the Original SPA (as amended);

4.

Pursuant to Clauses 10.2 and 12 of the Original SPA (as amended), directing Glocal, the Azims, Chowdhury, Damodaran, and Kimberlite to cooperate with UpHealth Holdings to increase UpHealth Holdings’ ownership to 100% of the share capital of Glocal, in a form and manner acceptable to UpHealth Holdings; and

5.

Prohibiting Glocal, the Azims, Chowdhury, Damodaran, and Kimberlite from acting in violation of Clause 12 of the SPA and requiring Glocal, the Azims, Chowdhury, Damodaran, and Kimberlite to provide UpHealth Holdings access to all financial statement(s), information, data, documents, books and records in the form and manner requested by UpHealth Holdings.

(h)	The Azims, Chowdhury, Damodaran, and Kimberlite are ordered to comply with the terms of the SPA as amended by observing the requests of UpHealth Holdings to fulfill the terms of the SPA;

(i)	The Tribunal orders the Azims, Chowdhury, Damodaran, and Kimberlite to severally pay UpHealth Holdings Primary Damages in the sums set out below:

1.	Sabahat Azim – USD $10,140,625.00

2.	Richa Azim – USD $10,140,625.00

3.	Chowdhury – USD $1,382,812.50

4.	Damodaran – USD $6,650,669.64

5.	Kimberlite – USD $1,185,267.86

(j)

In the event that Glocal, the Azims, Chowdhury, Damodaran and Kimberlite, at any time prior to September 30, 2024, offer to give UpHealth Holdings actual control of Glocal without all or some of the assets provided for and/or contemplated by the SPA, UpHealth Holdings may forthwith elect to:

1.	Receive actual control of Glocal notwithstanding the diminution of its assets; or

2.	Recover from the Azims, Chowdhury, Damodaran, and Kimberlite Additional Damages amounting to USD $80.7 million for the permanent loss of actual control.

(k)

If UpHealth Holdings does not secure actual control of Glocal on or before September 30, 2024 with the assets provided for or contemplated in the SPA and sub-paragraph (j) above does not take effect then UpHealth Holdings is entitled to recover the Additional Damages for the permanent loss of actual control from the Azims, Chowdhury, Damodaran, and Kimberlite;

(l)

If UpHealth Holdings elects to recover the Additional Damages under sub-paragraphs (j)(2) or (k) above, the Tribunal orders the Azims, Chowdhury, Damodaran, and Kimberlite to severally pay UpHealth Holdings damages in the sums below:

1.	Sabahat Azim – USD $27,740,625.00

2.	Richa Azim – USD $27,740,625.00

3.	Chowdhury – USD $3,782,812.50

4.	Damodaran – USD $18,193,526.79

5.	Kimberlite – USD $3,242,410.71

(m)

In the event that UpHealth Holdings elects to receive the Additional Damages under sub-paragraphs (j)(2) or (k) above, the Azims, Chowdhury, Damodaran, and Kimberlite are not required to comply with the following orders/paragraphs in the dispositive part of the Award:

1.	Sub-paragraph (g);

2.	Sub-paragraph (h);

3.	Sub-paragraph (r); and

4.	Sub-paragraph (s).

(n)

The Azims, Chowdhury, Damodaran, and Kimberlite must, severally in the proportions set out in sub-paragraphs (i) and (l) above, pay UpHealth Holdings all withholding tax applied to the interest on the damages awarded to UpHealth Holdings, subject to UpHealth Holdings providing the enforcement court with sufficient evidence of the amount of withholding tax applied to the interest on damages awarded;

(o)	The Azims and Chowdhury must in equal shares pay UpHealth Holdings’ costs and expenses amounting to USD $868,440 reasonably incurred in relation to the emergency arbitration;

(p)

The Azims, Chowdhury, Damodaran, and Kimberlite must in equal shares pay UpHealth Holdings its costs and expenses amounting to USD $4,488,562 reasonably incurred in relation to this Arbitration (excluding the emergency-arbitration stage);

(q)

The Azims, Chowdhury, Damodaran, and Kimberlite must pay UpHealth Holdings post-award interest on the sums they are individually liable to pay from the date of the Award until full payment at a rate of nine percent (9%) per annum on a simple basis;

(r)

The Parties must give continuing effect to subparts (c), (e), and (f) of Section VII (the dispositif) of the emergency arbitrator’s order, as amended below, pursuant to the Tribunal’s authority under Article 29(3) of the ICC Rules and Article 6(6)(c) of Appendix V to the ICC Rules:

1.

Glocal, the Azims, and Chowdhury are directed, both individually and jointly, to cooperate with UpHealth Holdings and with any PCAOB-registered accounting firm identified by UpHealth Holdings, in providing access to all unaudited financial statement(s), data, documents, books and records of Glocal, as and when required in the form and manner requested by UpHealth Holdings;

2.

Glocal, the Azims and Chowdhury are directed, both individually and jointly, to cooperate with any PCAOB-registered accounting firm identified by UpHealth Holdings in their review of the information provided pursuant to sub-paragraph (r)(1) above, including responding to any questions, making any company employees or officers available to respond to questions, and complying with any requests for further information or clarifications; and

3.

Glocal, the Azims, and Chowdhury are, jointly and individually, ordered to refrain from (i) taking any steps to access the funds in Glocal’s bank account at ICICI Bank, account number 104905001983 whether on the basis of the August 15, 2022 board resolution or otherwise, (ii) making, or causing to be made, any changes to the authorized signatory that can access such bank account, and (iii) making, or causing to be made, any other changes to such bank account.

(s)

Martin Beck and/or Jeremy Livianu and/or such other person as may be designated by the board of directors of UpHealth Holdings, by board resolution (and notified in writing to ICICI Bank by the Chief Executive Officer of UpHealth Holdings, attaching a certified copy of the resolution of the board of directors of UpHealth Holdings designating such person), may, jointly or severally, be permitted to access and operate Glocal’s bank account at ICICI Bank, account number 104905001983;

(t)	The Tribunal dismisses all other claims by UpHealth Holdings, including its claim for damages for misrepresentations; and

(u)	All other claims and defenses are dismissed.

Rule 36 of the ICC Rules gives all parties to the Arbitration 30 days from the date the Award was notified to apply to the ICA for the correction of “clerical, computational or typographical error[s], or any errors of a similar nature.” In the same thirty-day window, the parties may apply to the ICA for “interpretation” of the Award. On April 12, 2024, UpHealth Holdings made the Corrections Application to the ICA for certain corrections and an interpretation of the Award with respect to the election option at sub-paragraph (j) above, granted to UpHealth Holdings by the Tribunal. After submissions by UpHealth Holdings and Damodaran in respect of the Corrections Application, the Secretariat of the ICA in New York informed all parties on May 13, 2024 that it has received the draft decision by the Tribunal which will be scrutinized by the ICA at one of its next sessions. The ICA notified the parties on June 10, 2024 of its Addendum to the Final Award dated 15 March 2024 (the “Addendum”). The Addendum accepted certain of the corrections and interpretations sought by UpHealth Holdings in its Corrections Application and denied others. Among those that were accepted, the Tribunal in the Addendum increased the costs and expenses to which UpHealth Holdings was entitled to recover from $4,488,562 to $4,794,106. The Tribunal also interpreted in the Addendum the phrase “the assets provided for and/or contemplated by the SPA” used above to mean the assets for Glocal as reflected in the condensed balance sheet for Glocal Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2022, as previously filed with the SEC on December 29, 2022, on page 12 of such Quarterly Report.

Enforcement of Award against Glocal, the Azims, Chowdhury, Damodaran, and Kimberlite

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on September 19, 2023, on September 19, 2023, UpHealth Holdings filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States

Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Furthermore, as previously disclosed by the Company, on October 20, 2023, two of UpHealth Holdings’ wholly-owned subsidiaries, Thrasys, Inc. (“Thrasys”) and Behavioral Health Services, LLC (“BHS”), and each of the subsidiaries of Thrasys and BHS (such subsidiaries, collectively with UpHealth Holdings, Thrasys and BHS, being referred to individually herein and collectively as the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court. The Chapter 11 cases of the Debtors are being jointly administered under the caption In re UpHealth Holdings, Inc., Case No. 23-11476 (U.S. Bankr. D. Del.), for procedural purposes only.

Furthermore, as previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on May 20, 2024, in furtherance of the anticipated liquidating plan which UpHealth Holdings will seek to confirm in its Chapter 11 case, UpHealth Holdings is moving forward with taking actions with respect to certain assets and rights that it holds, including by continuing to pursue the enforcement of the Award of the ICA to UpHealth Holdings and against the Respondents. In addition to those actions which UpHealth Holdings has taken in India which the Company has previously disclosed, UpHealth Holdings on May 8, 2024 filed a Petition to Confirm Foreign Arbitral Award (the “Petition”) against the Respondents with the U.S. District Court for the Northern District of Illinois (the “Illinois Court”) (Case No. 1:24-cv-3778).

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, as previously filed with the SEC on June 6, 2024, on May 20, 2024, all Respondents accepted service of the Petition through counsel and agreed on a briefing schedule for the case. On May 22, 2024, the Illinois Court granted the agreed briefing schedule, pursuant to which:

(i)	Respondents will file any opposition to the Petition and/or cross-motion to vacate the Award on or before June 13, 2024;

(ii)	UpHealth Holdings will file any reply in support of the Petition and/or opposition to any cross-motion to vacate on or before July 3, 2024; and

(iii)	Respondents will file any reply in support of their cross-motion to vacate on or before July 24, 2024.

On June 13, 2024, Glocal, the Glocal Board and Kimberlite (collectively, the “Glocal Respondents”) filed with the Illinois Court their Cross-Motion to Vacate Arbitration Award and Opposition to Petition to Confirm Foreign Arbitral Award (the “Glocal Respondents Cross-Motion to Vacate”). On that same day, Damodaran also filed with the Illinois Court a Motion to Vacate and Response to Petition to Confirm Foreign Arbitration Award (the “Damodaran Motion to Vacate” and together with the Glocal Respondents Cross-Motion to Vacate, the “Cross-Motions to Vacate”).

On September 3, 2024, the Illinois Court heard oral arguments with respect to the Petition and the Cross-Motions to Vacate.

On September 24, 2024, the Illinois Court issued its Memorandum Opinion and Order (the “Opinion”) with respect to the Petition and the Cross-Motions to Vacate, and entered judgment (the “Judgment”) on the Petition with respect to the Glocal Respondents. In the Opinion, the Illinois Court denied the Glocal Respondents Cross-Motion to Vacate and granted the Petition with respect to the Glocal Respondents. In so doing, the Illinois Court confirmed the Award as to the Glocal Respondents. The Illinois Court separately denied the Petition with respect to Damodaran, granted the Damodaran Motion to Vacate and vacated the Award as to Damodaran only on the issues identified in the Opinion and remanded to the Tribunal for further proceedings consistent with the Opinion.

The foregoing summaries of the Opinion and Judgment are not complete and are qualified in their entirety by reference to the full text of the Opinion, which is included as Exhibit 99.1, and the Judgment, which is included as Exhibit 99.2, to this Current Report and are incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding applications and motions to the Bankruptcy Court and confirmation of a potential liquidating plan and approval of a related disclosure statement, the enforcement of the Award and the amounts to be paid to UpHealth Holdings by the Respondents pursuant to the Award, and the remand to the Tribunal of the Award with respect to Damodaran. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company or its subsidiaries, including UpHealth Holdings and TTC

Healthcare, Inc., will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including whether the Bankruptcy Court will grant the motions which UpHealth Holdings has filed or anticipates filing with the Bankruptcy Court, the outcome of further proceedings in the ICA as to the Award against Damodaran, and whether the Glocal Respondents will comply with the Award as confirmed by the Illinois Court, and other risks disclosed by the Company in its filings with the SEC. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Memorandum Opinion and Order, dated September 24, 2024, U.S. District Court for the Northern District of Illinois Case No. 1:24-cv-3778.

99.2	Judgment in a Civil Case, dated September 24, 2024, U.S. District Court for the Northern District of Illinois Case No. 1:24-cv-3778.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2024

UPHEALTH, INC.

By:	/s/ Jay W. Jennings
Name:	Jay W. Jennings
Title:	Acting Chief Executive Officer